GENTA INCORPORATED

1998 STOCK INCENTIVE PLAN

FORM OF INCENTIVE STOCK OPTION AGREEMENT

The Compensation Committee of Genta Incorporated (“Genta”) has determined to grant you an option to purchase shares of the common stock of Genta under the Genta Incorporated 1998 Stock Incentive Plan (the “Plan”). The terms of the grant are set forth in the Incentive Stock Option Agreement provided to you (the “Agreement”). The following provides a summary of the key terms of the Agreement; however, you should read the entire Agreement, along with the terms of the Plan, to fully understand the Agreement.

Summary of Incentive Stock Option Agreement

Optionee:	Employee’s Name

Date of Grant:	MM/DD/04

Total Number of Shares Granted:	x,xxx

Exercise Price Per Share:	$xxxx00

Vesting Schedule:	25% on each of the first four anniversaries of the Date of Grant

Term/Expiration Date:	MM/DD/14

GENTA INCORPORATED

1998 STOCK INCENTIVE PLAN

INCENTIVE STOCK OPTION AGREEMENT

          STOCK OPTION AGREEMENT (the "Agreement"), dated as of ________ xx, 2004 (the “Date of Grant”), between GENTA INCORPORATED, a Delaware corporation (the "Company"), and the other party signatory hereto (the "Optionee"). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Plan (as defined below).

          The Company's Compensation Committee (the "Committee") has determined that the objectives of the Company's 1998 Stock Incentive Plan (the "Plan") will be furthered by granting to the Optionee an incentive stock option pursuant to the Plan.

          In consideration of the foregoing and of the mutual undertakings set forth in this Agreement, the Company and the Optionee hereby agree as follows:

          SECTION 1. Grant of Option.

          1.1 Subject to the terms and conditions set forth in this Agreement and in the Plan, the Company hereby grants to the Optionee an incentive stock option, # xxxx (the "Option") to purchase x,xxx (x,xxx thousand) shares of common stock of the Company, $0.001 par value per share (the "Shares") at an exercise price of $xx.xx00 per Share. The Option shall become exercisable according to Section 2 below.

          1.2 The Option is designated as an incentive stock option, as described in Section 5 below. However, if and to the extent the Option exceeds the limits for an incentive stock option, as described in Section 5, the portion of the option that exceeds such limits shall be granted in the form of a nonqualified stock option. Attached hereto as Schedule 1.2 is a description, which is acknowledged and agreed to by the Company and the Optionee to be accurate and complete, of (a) the Option granted hereby and (b) each option to purchase common stock of the Company previously granted by the Company to the Optionee, including in each case for (a) and (b), the date(s) of the option grant, the number of shares of common stock of the Company for which each option has been granted, the exercise price(s) per share, the schedule of the period of time as to which shares subject to each option become exercisable, the termination date of each such option and a designation as to the extent to which each option is an incentive stock option and/or a nonqualified option.

          1.3 The Company has entered into an arrangement (the “Management Arrangement”) for the management of certain day to day operations respecting the Plan and the functions of the Company with respect thereto, including, without limitation, processing of the exercise of this Option, with Merrill Lynch, Pierce, Fenner & Smith Incorporated, a registered broker-dealer (hereinafter, collectively with any successor, assign or substitute, the “Manager”). Written information respecting the Management Arrangement and the Manager has been supplied to the Optionee. As a condition of accepting this Option, the Optionee shall establish a securities account with the Manager with respect to the Option and the Shares. The Company may amend or terminate the Management Arrangement and/or substitute or terminate the Manager without notice to the Optionee.

          SECTION 2. Exercisability.

          Subject to the further terms of this Agreement and the Plan, the Option shall become exercisable in four equal annual installments of 25% each, on each of the first, second, third and fourth anniversaries of the Date of Grant, if the Optionee is employed by the Company on the applicable date. The exercisability of the Option is cumulative, but shall not exceed 100% of the Shares subject to the Option. If the foregoing would produce fractional Shares, the number of Shares for which the Option becomes exercisable shall be rounded down to the nearest whole Share. Unless terminated earlier pursuant to the provisions of this Agreement or the Plan, the unexercised portion of the Option shall expire and cease to be exercisable at the close of business on the principal exchange on which the shares are traded on the tenth anniversary date of the stock grant, or if such date is a date on which such principal exchange is closed, the next preceding business day.

          SECTION 3. Method of Exercise.

          3.1 The Option, or any part thereof, may be exercised by giving written notice to the Company on such form and in such manner as the Committee shall prescribe. Such written notice must be accompanied by payment of the full purchase price for the number of Shares being purchased or by other documentation prescribed by the Committee for purchase. Such payment may be made by any one of, or a combination of, the following methods: (a) by certified or official bank check (or the equivalent thereof acceptable to the Company); (b) by delivery of Shares acquired at least six months prior to the Option exercise date and having a Fair Market Value on the exercise date equal to all or part of the option exercise price and a certified or official bank check for any remaining portion of the full purchase price; or (c) at the discretion of the Committee and to the extent permitted by law, by such other method as the Committee may authorize. The Committee may impose from time to time such limitations as it deems appropriate for the use of Shares of the Company to exercise the Option. The date of the exercise of the Option shall be the date on which written notice of exercise and appropriate consideration for such option’s exercise is received at the place designated by the Company for exercise.

          3.2 The obligation of the Company to deliver Shares upon the exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Committee, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations. The Company may require that the Optionee (or other person exercising the Option after the Optionee’s death) represent that the Optionee is purchasing the Shares for the Optionee’s own account and not with a view to or for sale in connection with any distribution of the Shares, or such other representation as the Committee deems appropriate.

          3.3 All obligations of the Company under this Agreement shall be subject to the rights of the Company as set forth in the Plan to withhold amounts required to be withheld for any taxes, if applicable. Subject to Committee approval, the Optionee may elect to satisfy any tax withholding obligation of the Company with respect to the Option by having Shares withheld up to an amount that does not exceed the minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities.

          SECTION 4. Termination of Employment; Death.

          4.1 Upon termination of the Optionee's status as an employee of the Company for any reason (including death), the Option shall terminate and expire except as provided in Section 4.2 or 4.3 of this Agreement.

          4.2 If the Optionee's status as an employee of the Company terminates for any reason other than death or dismissal for cause, the Option shall be exercisable but only to the extent it was exercisable at the time of such termination and only until the earlier of the expiration date of the Option, determined pursuant to Section 2 of this Agreement, or the expiration of 90 days (or one year in the case of termination by reason of disability) following the date of termination. Options expiring in accordance with this Section cease to be exercisable on the designated expiration date at the close of business of the principal exchange on which the shares are traded, or if such date is a date on which such principal exchange is closed, on the next preceding business day.

          4.3 If the Optionee dies while an employee of the Company or following the termination of the Optionee's status as an employee of the Company, but during the period in which the Option is exercisable pursuant to Section 4.2 of this Agreement, the Option shall be exercisable but only to the extent it was exercisable at the time of death and only until the earlier of the expiration date of the Option, determined pursuant to Section 2 of this Agreement, or the first anniversary of the date of the Optionee's death. Options expiring in accordance with this Section cease to be exercisable on the designated expiration date at the close of business of the principal exchange on which the shares are traded, or if such date is a date on which such principal exchange is closed, on the next preceding business day.

          SECTION 5. Designation as Incentive Stock Option

          5.1 This Option is designated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). If the aggregate Fair Market Value of the Shares on the date of the grant with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a nonqualified stock option that does not meet the requirements of Section 422 of the Code. If and to the extent that the Option fails to qualify as an incentive stock option under the Code, the Option shall remain outstanding according to its terms as a nonqualified stock option.

          5.2 The Optionee understands that favorable incentive stock option tax treatment is available only if the Option is exercised while the Optionee is an employee of the Company or a parent or subsidiary of the Company or within a period of time specified in the Code after the Optionee ceases to be an employee. The Optionee understands that the Optionee is responsible for the income tax consequences of the Option, and, among other tax consequences, the Optionee understands that he or she may be subject to the alternative minimum tax under the Code in the year in which the Option is exercised. The Optionee will consult with his or her tax adviser regarding the tax consequences of the Option.

          5.3 The Optionee agrees that the Optionee shall notify the Company in writing, within 10 days of such sale or disposition, if the Optionee sells or otherwise disposes of any Shares acquired upon the exercise of the Option and such sale or other disposition occurs on or before the later of (i) two years after the Date of Grant, or (ii) one year after the transfer of the Shares to the Optionee after exercise of the Option. The Optionee also agrees to provide the Company with any information requested by the Company with respect to such sale or other disposition.

          SECTION 6. Change in Control, Dissolution, Liquidation, Merger.

          The provisions of the Plan applicable to a change in control, dissolution, liquidation, or merger of the Company shall apply to the Option, and, in the event of a change in control, dissolution, liquidation, or merger, the Committee may take such actions as it deems appropriate pursuant to the terms of the Plan.

          SECTION 7. Plan Provisions to Prevail.

          This Agreement is subject to all of the terms and provisions of the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and exercise of the Option are subject to the interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) rights and obligations with respect to withholding taxes, (ii) the registration, qualification or listing of Shares, (iii) changes in capitalization of the Company, and (iv) other requirements of applicable law. Without limiting the generality of the foregoing, by entering into this Agreement the Optionee agrees that no member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder or this Agreement. In the event that there is any inconsistency between the provisions of this Agreement and of the Plan, the provisions of the Plan shall govern. The Committee shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder.

          SECTION 8. Nontransferability.

          The Option shall not be assignable or transferable, voluntarily or involuntarily, by operation of law, or otherwise, and any such assignment or transfer which may be attempted shall be null and void and of no effect; provided, however, that this Section 8 shall not prevent transfers by will or by the laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee.

          SECTION 9. No Rights as a Shareholder

          The Optionee or his or her nominee, as the case may be, shall have no rights as a shareholder of the Company with respect to the shares subject to the Option until a) the issuance to the Optionee of a stock certificate for such shares or b) the recording of book-entry ownership has occurred for a nominee designated by the Optionee if the Optionee holds such shares in “street name.” Except as otherwise provided in Section 1.5.3 of the Plan, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

          SECTION 10. Right of Recapture.

          The Optionee understands that the Option is subject to Right of Recapture provisions of Section 2.10 of the Plan.

          SECTION 11. Right of Discharge Preserved.

          Nothing in this Agreement shall confer upon the Optionee the right to continue in the employ of the Company and its subsidiaries, or to continue in the service of the Company and its subsidiaries as a consultant or director or affect any existing right that the Company and its subsidiaries have to terminate such employment or service.

          SECTION 12. Notices.

          All notices required or permitted hereunder shall be given in writing by personal delivery; by confirmed facsimile transmission (with a copy dispatched by express delivery or registered or certified mail); or by express delivery via express mail or any reputable express courier service. Notice shall be addressed (a) to Genta Incorporated, c/o William P. Keane, Vice President & CFO, Two Connell Drive, Berkeley Heights, NJ 07922; and (b) to the Optionee at the address set forth on the signature page hereto; or (c) as to either party, at such other address as may be designated by notice in the manner set forth herein. Notices which are delivered personally, by confirmed facsimile transmission, or by courier as aforesaid, shall be effective on the date of delivery.

          SECTION 13. Successors and Assigns.

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent consistent with Section 4 of this Agreement and with the Plan, the heirs and personal representatives of the Optionee.

          SECTION 14. Entire Contract; Waiver; Amendment.

          This Agreement constitutes the entire contract between the parties hereto and supersedes all prior oral and written agreements between the parties with regard to the subject matter hereof. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature. This Agreement may be amended as provided in Section 3.1.3 of the Plan.

          SECTION 15. Severability.

          If any provision of this Agreement (including any provision of the Plan that is incorporated herein by reference) shall hereafter be held to be invalid, unenforceable or illegal in whole or in part, in any jurisdiction under any circumstances for any reason, (a) such provision shall be reformed to the minimum extent necessary to cause such provision to be valid, enforceable and legal while preserving the intent of the parties as expressed in, and the benefits to the parties provided by, this Agreement and the Plan or (b) if such provision cannot be so reformed, such provision shall be severed from this Agreement and an equitable adjustment shall be made to this Agreement (including, without limitation, addition of necessary further provisions to this Agreement) so as to give effect to the intent as so expressed and the benefits so provided. Such holding shall not affect or impair the validity, enforceability or legality of such provision in any other jurisdiction or under any other circumstances. Neither such holding nor such reformation or severance shall affect or impair the legality, validity or enforceability of any other provision of this Agreement or the Plan.

          SECTION 16. Governing Law.

          This Agreement shall be interpreted, construed and administered in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, as they apply to contracts made, delivered and performed in the State of Delaware.

[Signature Page Follows]

          IN WITNESS WHEREOF, the Company has caused its duly authorized officers to execute this Agreement, and the Optionee has executed this Agreement, effective as of the Date of Grant.

GENTA INCORPORATED

By:

	Name:	William P. Keane
	Title:	Vice President & CFO

I hereby accept the Option described in this Agreement, and I agree to be bound by the terms of the Plan and this Agreement. I hereby further agree that all the decisions and determinations of the Committee with respect to this Agreement and the Plan shall be final and binding.

OPTIONEE

Name

Signature

Address:

Social Security Number:_________________